UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 17, 2021

(Date of earliest event reported)

Arcadia Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37383	81-0571538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 Cousteau Place, Suite 105

Davis, CA 95618

(Address of principal executive offices, including zip code)

(530) 756-7077

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	RKDA	NASDAQ CAPITAL MARKET

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On May 21, 2021, Arcadia Biosciences, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting that on May 17, 2021, the Company completed its acquisition of certain assets (“Asset Acquisition”) of Eko Holdings, LLC, a California limited liability company (“Eko”), Lief Holdings, LLC, a California limited liability company (“Lief”), and Live Zola, LLC, a California limited liability company (“LiveZola”).

In accordance with and as permitted by Section 9.01(a)(3) of Form 8-K, the Company is filing this amendment to the Initial Form 8-K to provide the required financial statements and pro forma financial information that were not filed with the Initial Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of Rever Holdings, LLC (“Rever Holdings”) for the year ended December 31, 2020 and the related notes for such financial statements, and the unaudited condensed consolidated financial statements for Rever Holdings for the three months ended March 31, 2021 and the related notes for such financial statements, are attached as Exhibit 99.1 and 99.2, respectively, hereto and incorporated herein by reference.  Rever Holdings is the sole member and holding company for Lief and Eko.

The audited financial statements for the Coconut Water Line of LiveZola for the year ended December 31, 2020 and the related notes for such financial statements, and the unaudited financial statements for the Coconut Water Line of LiveZola for the three months ended March 31, 2021 and the related notes for such financial statements, are attached as Exhibit 99.3 and 99.4, respectively, hereto and incorporated herein by reference.  The Company acquired the Coconut Water line of business of LiveZola in the Asset Acquisition.

(b)	Pro Forma Financial Information

Unaudited pro forma condensed combined financial statements, which include a pro forma condensed combined balance sheet as of March 31, 2021 and pro forma condensed combined statements of operations for the year ended December 31, 2020 and the three months ended March 31, 2021 and the notes related thereto, are attached as Exhibit 99.5 hereto and incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description
23.1	Consent of Armanino LLP.
23.2	Consent of CohnReznick LLP.
99.1	Audited consolidated financial statements of Rever Holdings, LLC for the year ended December 31, 2020.
99.2	Unaudited condensed consolidated financial statements of Rever Holdings, LLC for the three months ended March 31, 2021.
99.3	Audited financial statements for the Coconut Water Line of LiveZola, LLC for the year ended December 31, 2020.
99.4	Unaudited financial statements for the Coconut Water Line of LiveZola, LLC for the three months ended March 31, 2021.
99.5	Pro Forma Financial Information listed in Item 9.01(b).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCADIA BIOSCIENCES, INC.

Date: August 2, 2021	By:	/s/ PAMELA HALEY
	Name:	Pamela Haley
	Title:	Chief Financial Officer